Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: www.nvsos.gov
                                                            Document Number
                                                            20080086846-49
                                                            Filing Date and Time
                                                            12/03/2008 1:00 PM
                                                            Entity Number
                                                            E0733782008-0

                                                          Filed in the office of
                                                                /s/ Ross Miller
        ARTICLES OF INCORPORATION                                   Ross Miller
          (PURSUANT TO NRS 78)                                Secretary of State
                                                                 State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Inventius, Inc.

2. Resident Agent             Business Filings Incorporated
   Name and Street            Name
   Address:
  (must Street be a
   Nevada address where          Address                              City                     Zip Code
   process may
   be served).                Optional Mailing Address City State Zip Code

3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75,000,000      Par value: $0.001       without par value:
   authorized
   to issue)

                              1. Anatoly Zamozdra
4. Names & Addresses,            Name
   of Board of                   616 Corporate Way, Suite 2, #4261  Valley Cottage  New York    10989-2050
   Directors/Trustees:           Street Address                       City          State       Zip Code
   (attach additional page
   if there is more than 3    2.
   directors/trustees            Name

                                 Street Address                       City          State       Zip Code

                              3.
                                 Name

                                 Street Address                       City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS>

6. Names, Address             Business Filings Incorporated, Mark Williams, A.V.P.    /s/ Mark Williams
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    8040 Excelsior Drive, Suite 200    Madison     WI        53717
   if there is more than 1    Address                            City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of                                  Mark Williams, A.V.P.
   Appointment of             /s/ Mark Williams   Business Filings Incorporated            December 2, 2008
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.